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                            Ivy Funds        (Ivy logo) Ivy Funds
                    Supplement Dated November 1, 2001   Embracing the world
                   To Prospectus Dated April 30, 2001



Ivy Management, Inc. the business manager and investment adviser for Ivy European Opportunities Fund (the "Investment Manager"), has contractually agreed to waive 0.12% of the 1.00% fee that it is entitled to receive from the Fund for the one-year period from November 1, 2001 through October 31, 2002. Accordingly, the "Annual Fund Operating Expenses" and "Example" tables on age 6 relating to Ivy European Opportunities Fund are restated in their entirety to reflect the fee waiver as follows:

IVY EUROPEAN OPPORTUNITIES FUND
ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets

                           Class A   Class B   Class C    Class I   Advisor
---------------------------------------------------------------------------
Management fees (3)        1.00%     1.00%     1.00%      1.00%     1.00%

Distribution and / or
Service (12 b-l) fees      0.25%     1.00%     1.00%      NONE      NONE

Other expenses             0.58%     0.59%     0.58%      0.54%     0.55%

Total annual Fund
Operating expenses         1.83%     2.59%     2.58%      1.54%     1.55%

Fees waived (4)            0.12%     0.12%     0.12%      0.12%     0.12%

Net Fund operating
expenses                   1.71%     2.47%     2.46%      1.42%     1.43%

(3) Management fees are reduced to 0.85% for net assets over $250 million, and to 0.75% on net assets over $500 million.
(4) The Fund's Investment Manager has contractually agreed to waive 0.12% of the 1.00% fee that it is entitled to receive from the Fund for the one-year period from November 1, 2001 through October 31, 2002.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                        (no redemption)       (no redemption)
Year  Class A   Class B    Class B      Class C    Class C   Class I   Advisor
------------------------------------------------------------------------------
1st   $ 739     $ 750      $ 250        $ 349      $ 249     $ 145     $ 146
3rd   1,117     1,105        805          802        802       486       490
5th   1,508     1,575      1,375        1,370      1,370       839       845
10th  2,599     2,740      2,740        2,915      2,915     1,834     1,845

The address for the "Distributor", "Investment Manager" and" Investment Advisor" on the inside front cover, page 35 and back cover should be replaced as follows:

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
925 South Federal Highway, Suite 600
Boca Raton, FL 33432
800.456.5111

INVESTMENT MANAGER
Ivy Mackenzie, Inc.
925 South Federal Highway, Suite 600
Boca Raton, FL 33432
800.456.5111
www.ivyfunds.com
E-mail:  acctinfo@ivyfunds.com

INVESTMENT ADVISOR
Ivy Mackenzie, Inc.
925 South Federal Highway, Suite 600
Boca Raton, FL 33432
800.456.5111